Exhibit 10.5

Execution Version

COMMITMENT INCREASE SUPPLEMENT

SUPPLEMENT, dated as of October 23, 2018, to the Second Amended and Restated Credit Agreement, dated as of May 5, 2014, as amended by the First Amendment dated as of June 1, 2015, by the Second Amendment dated as of the May 27, 2016, by the Third Amendment and Extension Agreement dated as of May 2, 2017, by the Fourth Amendment and Extension Agreement dated as of May 2, 2018 and as further amended, supplemented or otherwise modified from time to time (the “Credit Agreement”) among AIR LEASE CORPORATION, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Credit Agreement provides in Section 2.1(d) thereof that any Lender may increase its Commitment under the Credit Agreement with the consent of the Borrower and the Administrative Agent by executing and delivering to the Borrower and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

WHEREAS, the undersigned now desires to increase its Commitment under the Credit Agreement;

NOW, THEREFORE, the undersigned hereby agrees as follows:

1.  The undersigned agrees that, on the date this Supplement is accepted by the Borrower and the Administrative Agent (or on such other date as may be agreed upon among the undersigned, the Borrower and the Administrative Agent), its Commitment shall be increased by $50,000,000 from $125,000,000 to $175,000,000.

2.  The undersigned hereby confirms and agrees that the Termination Date in respect of its Commitment is May 5, 2022.

3.  Terms defined in the Credit Agreement shall have their defined meanings when used herein.

[Remainder of page left blank intentionally.]

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

FIFTH THIRD BANK

By:	/s/ Peter Samboul
Name: Peter Samboul
Title: Director

[Signature Page to Fifth Third (JPM) Commitment Increase Supplement]

Accepted and agreed to as of
the date first written above:

AIR LEASE CORPORATION

By:	/s/ Gregory B. Willis
Name: Gregory B. Willis
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Fifth Third (JPM) Commitment Increase Supplement]

Accepted and agreed to as of
the date first written above:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Cristina Caviness
Name: Cristina Caviness
Title: Vice President

[Signature Page to Fifth Third (JPM) Commitment Increase Supplement]